UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06120

Exact name of registrant as specified in charter:	Aberdeen Israel Fund, Inc.

Address of principal executive offices:	c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. c/o 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	3/31/12

Item 1: Schedule of Investments

Aberdeen Israel Fund, Inc.

Portfolio of Investments (unaudited)

March 31, 2012

No. of Shares		Description	Value
EQUITY SECURITIES-97.3%
ISRAEL-97.1%
AEROSPACE & DEFENSE-1.8%
32,000		Elbit Systems Limited(a)	$1,249,957

CHEMICALS-16.0%
301,000		Frutarom Industries Limited(a)	2,933,943
526,500		Israel Chemicals Limited(a)	6,082,608
2,705		The Israel Corp. Limited(a)	1,847,705
			10,864,256

COMMERCIAL BANKS-19.4%
525,000		Bank Hapoalim Limited(a)	1,947,455
999,000		Bank Leumi Le-Israel(a)	3,177,141
168,000		First International Bank of Israel Limited(a)(b)	1,820,134
686,900		Mizrahi Tefahot Bank Limited(a)	6,239,835
			13,184,565

COMMUNICATIONS EQUIPMENT-2.2%
110,000		Ituran Location & Control Limited(a)	1,485,325

DIVERSIFIED TELECOMMUNICATION SERVICES-4.8%
1,947,000		Bezeq Israeli Telecommunication Corp. Limited(a)	3,218,231

FOOD & STAPLES RETAILING-3.8%
703,143		Shufersal Limited(a)	2,560,396

FOOD PRODUCTS-3.4%
151,000		Osem Investments Limited(a)	2,336,210

PAPER & FOREST PRODUCTS-0.9%
15,637		Hadera Paper Limited(a)(b)	627,762

PHARMACEUTICALS-19.5%
61,000		Perrigo Co.(a)	6,311,778
152,820		Teva Pharmaceutical Industries Limited, ADR	6,886,069
			13,197,847

REAL ESTATE MANAGEMENT & DEVELOPMENT-3.5%
98,000		Azrieli Group(a)	2,386,813

SOFTWARE-15.8%
123,853		Check Point Software Technologies Limited(b)	7,906,776
32,000		NICE Systems Limited, ADR(b)	1,257,600
83,000		Retalix Limited(a)(b)	1,521,369
			10,685,745

SPECIALTY RETAIL-2.9%
525,500		Golf & Co., Limited(a)	1,993,160

VENTURE CAPITAL-3.1%
1,250,001	(c)	ABS GE Capital Giza Fund, L.P.(a)(b)(d)(e)	71,600
1,674,588	(c)	BPA Israel Ventures, LLC(a)(b)(d)(e)(f)	450,885
1,000,000	(c)	Concord Fund I Liquidating Main Trust(a)(b)(d)(e)	42,776
2,000,000	(c)	Concord Ventures Fund II, L.P.(a)(b)(d)(e)	70,128
250,440	(c)	Delta Fund I, L.P.(a)(b)(d)(e)	177,090
1,250,000	(c)	Giza GE Venture Fund III, L.P.(a)(b)(d)(e)	222,138
742,434	(c)	Neurone Ventures II, L.P.(a)(b)(d)(e)(f)	148,525
1,000,000	(c)	Pitango Fund II, LLC(a)(b)(d)(e)	71,385
2,001,470	(c)	SVE Star Ventures Enterprises GmbH & Co. No. IX KG(a)(b)(d)(e)	447,989
1,375,001	(c)	Walden-Israel Ventures III, L.P.(a)(b)(d)(e)	388,891
			2,091,407
		Total Israel (cost $55,517,840)	65,881,674

EQUITY SECURITIES (continued)
GLOBAL-0.2%
VENTURE CAPITAL-0.2%
2,237,292	(c)	Emerging Markets Ventures l, L.P. (cost $837,931)(a)(b)(d)(e)(f)	$151,487

		Total Equity Securities (cost $56,355,771)	66,033,161

Principal Amount (000’s)
SHORT-TERM INVESTMENT-0.9%
GRAND CAYMAN-0.9%
$587	Brown Brothers Harriman & Co., overnight deposit, 0.03%, 04/02/12 (cost $587,000)	587,000
	Total Investments-98.2% (cost $56,942,771)	66,620,161
	Cash and Other Assets in Excess of Liabilities-1.8%	1,222,937
	Net Assets-100.0%	$67,843,098

(a)

Security was fair valued as of March 31, 2012. Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors (the “Board”) under procedures established by the Board.

(b)	Non-income producing security.
(c)	Represents contributed capital.
(d)	Restricted security, not readily marketable.
(e)	Illiquid Security.
(f)	As of March 31, 2012, the aggregate amount of open commitments for the Fund is $940,620.

ADR American Depositary Receipts.

Aberdeen Israel Fund, Inc.

Notes to Portfolio of Investments (unaudited)

March 31, 2012

(a)Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. If there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are typically obtained from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.  Securities using this pricing methodology are categorized as Level I investments for purposes of ASU 820. The Fund does not adjust the quoted price for Level 1 investments.

Securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. The Fund receives a factor for each security from a third party pricing provider. If the pricing service is unable to provide a valuation factor for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee, if deemed necessary. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. These factors are based on inputs such as, Depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, sector indices/ETFs, exchange rates, and historical opening and closing prices of each security.  Securities using this valuation factor are categorized as Level 2 investments.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund also invests in venture capital private placement securities, which are deemed to be restricted securities.  These securities are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material. These securities are categorized as Level 3 investments.  Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

For the period ended March 31, 2012, there have been no changes to the valuation procedures approved by the Board.

The Fund utilizes a three-tier fair value hierarchy to establish a classification of fair value measurements for disclosure purposes. The Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                              Level 1 — quoted prices in active markets for identical investments.

•                              Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                              Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or investee companies such as publicly traded prices, financial statements, capital statements.)

Aberdeen Israel Fund, Inc.

Notes to Portfolio of Investments (unaudited) (continued)

March 31, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2012 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 03/31/2012
Aerospace & Defense	$—	$1,249,957	$—	$1,249,957
Chemicals	—	10,864,256	—	10,864,256
Commercial Banks	—	13,184,565	—	13,184,565
Communications Equipment	—	1,485,325	—	1,485,325
Diversified Telecommunication Services	—	3,218,231	—	3,218,231
Food & Staples Retailing	—	2,560,396	—	2,560,396
Food Products	—	2,336,210	—	2,336,210
Paper & Forest Products	—	627,762	—	627,762
Pharmaceuticals	6,886,069	6,311,778	—	13,197,847
Real Estate Management & Development	—	2,386,813	—	2,386,813
Software	9,164,376	1,521,369	—	10,685,745
Specialty Retail	—	1,993,160	—	1,993,160
Venture Capital	—	—	2,242,894	2,242,894
Short-Term Investments	—	587,000	—	587,000
Total	$16,050,445	$48,326,822	$2,242,894	$66,620,161

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended March 31, 2012, there were no transfers between levels and no significant changes to the fair valuation methodologies.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2011	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 03/31/2012
Venture Capital	$2,214,284	$—	$—	$(5,140)	$33,750	$—	$—	$—	$2,242,894
Total	$2,214,284	$—	$—	$(5,140)	$33,750	$—	$—	$—	$2,242,894

The change in unrealized appreciation/depreciation relating to investments still held at March 31, 2012 is $(5,140).

Below is a chart of the Venture Capital Securities, which as noted above are also considered restricted securities.

Security	Acquisition Date(s)	Cost	Fair Value At 03/31/12	Percent of Net Assets	Distributions Received	Open Commitments
ABS GE Capital Giza Fund, L.P.	02/03/98 - 02/13/02	$985,303	$71,600	0.11	$1,660,765	$—
BPA Israel Ventures, LLC	10/05/00 - 12/09/05	1,160,529	450,885	0.66	97,293	625,412
Concord Fund I Liquidating Main Trust	12/08/97 - 09/29/00	593,654	42,776	0.06	661,582	—
Concord Ventures Fund II, L.P.	09/29/00 - 12/15/06	1,183,141	70,128	0.10	465,568	—
Delta Fund I, L.P.	11/15/00 - 03/28/07	153,322	177,090	0.26	105,209	—
Emerging Markets Ventures l, L.P.	01/22/98 - 01/10/06	837,931	151,487	0.22	2,498,364	262,708
Giza GE Venture Fund III, L.P.	01/31/00 - 11/23/06	834,089	222,138	0.33	329,171	—
Neurone Ventures II, L.P.	11/24/00 - 02/14/12	199,278	148,525	0.22	401,834	52,500
Pitango Fund II, LLC	10/31/96 - 08/01/01	371,350	71,385	0.11	1,215,237	—
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	12/21/00 - 08/08/08	1,500,361	447,989	0.66	460,338	—
Walden-Israel Ventures III, L.P.	02/23/01 - 10/20/10	845,933	388,891	0.57	1,141,882	—
Total		$8,664,891	$2,242,894	3.30	$9,037,243	$940,620

The Fund may incur certain costs in connection with the disposition of the above securities.

Aberdeen Israel Fund, Inc.

Notes to Portfolio of Investments (unaudited) (concluded)

March 31, 2012

	Fair Value at 03/31/12	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Venture Capital	$2,242,894	Partner Capital Value/Net Asset Value	Expenses	0.1% - 2.3% (1.0%)
			Capital Calls & Distributions	-3.2% - 22.7% (1.6%)

The significant unobservable inputs used in the fair value measurement of the reporting entity’s venture capital holdings are partner capital value/net asset value, expenses incurred by the partnership, capital calls and distributions. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., (“BBH & Co.”) the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I) market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Tax Cost:

At March 31, 2012, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $56,942,771, $20,857,466, $(11,180,076) and $9,677,390, respectively.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders. This information is also available on the website of the Securities and Exchange Commission at www.sec.gov.

(g) Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of March 31, 2012.

Item 2: Controls and Procedures

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3: Exhibits

1. The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Israel Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Israel Fund, Inc.

Date: May 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of Aberdeen Israel Fund, Inc.

Date: May 30, 2012

By:	/s/ Andrea Melia
Andrea Melia,
Treasurer of Aberdeen Israel Fund, Inc.

Date: May 30, 2012